                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 6, 1998, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-57646, 33-11117, 33-32527, 33-38133, 33-41374, 33-50438, 33-51447,
33-52945, 33-61335, 33-62283, 333-01667, 333-02137, 333-24869, and 333-47583.




                                            ARTHUR ANDERSEN LLP



New York, New York
March 27, 1998